UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

River Hawk Aviation, Inc.
(Exact name of Registrant as specified in charter)

Nevada	0-30440	22-3537927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

3103 9th Avenue Drive, Hickory, NC 28601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (828) 322-6044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)
On May 04, 2009, Michael G. Brinkley submitted his letter of resignation as the Company’s Chief Financial Officer to be effective on May 04, 2009.  Brent L. Smith who joined the Company as Corporate Controller on September 29, 2008 has been appointed as the Company’s Interim Chief Financial Officer until the Company names a permanent successor.  Mr. Smith, age 38, has over 12 years experience in financial management in the aviation service and maintenance industry serving as Controller of Profile Aviation Center, Inc., a wholly owned subsidiary of the Company, since 1996.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER HAWK AVIATION, INC. (Company) /s/ Calvin Humphrey
By: Calvin Humphrey Its: President, CEO Date: May 6, 2009